UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2012

Lyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-82154	01-0579490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Hollis St., Suite 125 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(800) 768-2929
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 6, 2012 Lyris, Inc. announced its financial results for the fourth quarter and full year of its 2012 fiscal year. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated September 6, 2012 titled "Lyris Announces Fourth Quarter and Full-Year Fiscal 2012 Financial Results"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyris, Inc.
Date: September 6, 2012	/s/ WOLFGANG MAASBERG Wolfgang Maasberg Chief Executive Officer